UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2007

CAPITAL ONE FUNDING, LLC

ON BEHALF OF THE

CAPITAL ONE MASTER TRUST

(Issuing Entity in respect of the COMT Collateral Certificate)

AND THE

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Issuing Entity in respect of the Notes)

(Exact name of registrant as specified in its charter)

Virginia	333-130862, 333-130862-01, 333-130862-02	54-2058720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.	Other Events.

On March 23, 2007, Capital One Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee, executed the First Amendment (the “PSA Amendment”) to the Amended and Restated Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of September 30, 1993, as amended and restated as of August 1, 2002 and January 13, 2006. On March 23, 2007, Capital One Bank and Capital One Funding, LLC executed the First Amendment (the “RPA Amendment”) to the Receivables Purchase Agreement (the “Receivables Purchase Agreement”), dated as of August 1, 2002. All conditions precedent to the execution of the PSA Amendment have been satisfied and the PSA Amendment is filed as Exhibit 4.1 to this current report on Form 8-K. All conditions precedent to the execution of the RPA Amendment have been satisfied and the RPA Amendment is filed as Exhibit 4.2 to this current report on Form 8-K.

The PSA Amendment:

•	adds provisions to the Pooling and Servicing Agreement whereby certain Accounts that —

•	have a Receivables balance equal to $0.00, and

•	have been closed

are treated as Eligible to Purge Accounts which may be purged from the books and records of Capital One Funding, LLC, removed from Schedule 1 on file with the Trustee, and no longer be Trust Assets, and

•	revises certain provisions relating to the reporting obligations of Capital One Bank to Capital One Funding, LLC pursuant to Regulation AB.

Capitalized terms used in this paragraph have the meaning ascribed to them in the Pooling and Servicing Agreement, as amended by the PSA Amendment.

The RPA Amendment:

•	adds provisions to the Receivables Purchase Agreement whereby certain Accounts that —

•	have a Receivables balance equal to $0.00,

•	have been closed, and

•	have been purged pursuant to the Pooling and Servicing Agreement are treated as Purged Accounts, are removed from Schedule 1 to the Receivables Purchase Agreement, and are no longer Purchased Assets, and

•	modifies the method by which interchange is allocated to the Receivables and paid to Capital One Funding, LLC.

Capitalized terms used in this paragraph have the meaning ascribed to them in the Receivables Purchase Agreement, as amended by the RPA Amendment.

Section 9 – Financial Statements and Exhibits.

Item 9.01	(d). Exhibits.

The following are filed as an Exhibit to this Report.

4.1	First Amendment, dated as of March 23, 2007, to the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August, 1, 2002 and January 13, 2006, among Capital One Bank as Servicer, Capital One Funding, LLC, as Transferor and The Bank of New York, as Trustee.

4.2	First Amendment, dated as of March 23, 2007, to the Receivables Purchase Agreement, dated as of August 1, 2002, between Capital One Bank and Capital One Funding, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC
Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

	By:	/s/ Richard Johns
	Name:	Richard Johns
	Title:	Assistant Vice President

March 23, 2007

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1	First Amendment, dated as of March 23, 2007, to the Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August, 1, 2002 and January 13, 2006, among Capital One Bank as Servicer, Capital One Funding, LLC, as Transferor and The Bank of New York, as Trustee.

Exhibit 4.2	First Amendment, dated as of March 23, 2007, to the Receivables Purchase Agreement, dated as of August 1, 2002, between Capital One Bank and Capital One Funding, LLC.